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                                                                   EXHIBIT 23.10


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 29, 1999 on the financial statements of Canova Electrical Contracting, Inc. included in the current report on Form 8-K of Integrated Electrical Services, Inc. dated May 21, 1999.




LARSON, ALLEN, WEISHAIR & CO., LLP
Minneapolis, Minnesota
November 15, 1999